Exhibit 10.1
Subscription Agreement

AtheroNova Inc.
2301 Dupont Drive
Suite 525
Irvine, CA  92612

Ladies and Gentlemen:

The undersigned (the “Investor”) hereby confirms and agrees with you as follows:

1.	The subscription terms set forth herein (this “Subscription Agreement”) are made as of the date set forth below between AtheroNova Inc., a Delaware corporation (the “Company”), and the Investor.

2.
As of the Closing (as defined below) and subject to the terms and conditions hereof, the Company and the Investor agree that the Investor will purchase from the Company and the Company will issue and sell to the Investor in the aggregate that number of Units consisting of 1 share of Common Stock of the Company, par value $0.0001 per share (the “Common Stock”) and a warrant to purchase .50 shares of Common Stock at $.625 per share.  The warrant is exercisable for four (4) years from the date of issuance of the Common Stock purchased.  The per Unit purchase price is $0.50 (the “Offering Price”), pursuant to an offering (the “Offering”) to one or more potential investors.  The Units are also sometimes referred to herein as the “Securities”), as is set forth on the signature page hereto (the “Signature Page”).  The Investor acknowledges that the offering is not a firm commitment underwriting and that the Closing will not occur unless the Company has received Subscription Agreements for Shares in the aggregate purchase amount of at least $2,500,000.

3.
The completion of the purchase and sale of the Units shall occur at one or more closings (each a “Closing”) which, in accordance with Rule 15c6-1 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), are expected to occur from and after the date of receipt hereof through September 7, 2012.  At a Closing, (a) the Company shall cause the Escrow Agent (as defined below) to release to the Investor the Units being purchased by the Investor, and (b) the aggregate purchase price for the Units being purchased by the Investor, less certain fees and expenses to be paid on behalf of the Company, will be delivered by or on behalf of the Investor to the Company.

a.
Delivery of Funds.  No later than one (1) business day after the execution of this Agreement by the Investor and the Company, the Investor shall remit by wire transfer the amount of funds equal to the aggregate purchase price for the Units being purchased by the Investor to the following account (the “Escrow Account”) designated by the Company and the Philadelphia Brokerage Corporation, as placement agent (the “Placement Agent”), pursuant to the terms of that certain Escrow Agreement (the “Escrow Agreement”) dated as of June 19, 2012 by and among the Company, the Placement Agent and Bryn Mawr Trust Company (the “Escrow Agent”):

Bryn Mawr Trust Company
Bryn Mawr, PA
ABA #: 031-908-485
A/C #: 069-6964
A/C Name: Trust Funds
FFC A/C #: 1040002968

FFC Acct Name: BMTC as Escrow Agent for PBC/AHRO

Such funds shall be held in an escrow account until the Closing and delivered by the Escrow Agent on behalf of the Investors to the Company upon the satisfaction, in the sole judgment of the Placement Agent, of the Company closing conditions set forth herein.  The Placement Agent shall have no rights in or to any of the escrowed funds, unless the Placement Agent and the Escrow Agent are notified in writing by the Company in connection with the Closing that a portion of the escrowed funds shall be applied to the Placement Fee (as defined below).  The Company and the Investor agree to indemnify and hold the Escrow Agent harmless from and against any and all losses, costs, damages, expenses and claims (including, without limitation, court costs and reasonable attorneys fees) (“Losses”) arising under this Section 3 or otherwise with respect to the funds held in escrow pursuant hereto or arising under the Escrow Agreement, unless such Losses resulted directly from the willful misconduct or gross negligence of the Escrow Agent.

b.
Delivery of Units.  At least one (1) business day prior to the Closing, the Company shall deliver to the Escrow Agent certificates representing the Shares as well as Warrants represented in each Investor’s documents.  On the day of the Closing, the Escrow Agent shall deliver the certificates  and documents representing the Shares and Warrants to the Investor by overnight courier to the address designated by the Investor on the signature page of this Subscription Agreement.

4.
The offering and sale of the Units are being made pursuant to the Offering Memorandum (as defined below).  The Investor acknowledges that the Company intends to enter into subscriptions, which the Company represents will be in substantially the same form as this Subscription Agreement, with certain other investors and intends to offer and sell (the “Offering”) Units with a minimum aggregate offering price of $2,500,000 and a maximum aggregate offering price of up to $5,000,000 pursuant to the Offering Memorandum.  The Company may accept or reject this Subscription Agreement or any one or more other subscriptions with other investors in its sole discretion.

5.
The Company has entered into an engagement letter, dated March 26, 2012, amended on June 28, 2012 and August 17, 2012 (the “Engagement Letter”) with Philadelphia Brokerage Corporation (the “Placement Agent”), which will act as the Company’s Placement Agent with respect to the Offering and receive a fee (the “Placement Fee”) in connection with the sale of the Units equal to eight percent (8.0%) of the aggregate offering price of the Units (not including warrants associated with each Unit), plus the issuance to the Placement Agent of an aggregate number of shares of Common Stock with a value, at the offering price hereunder, equal to two percent (2%) of the gross amount of the Offering.  The Company will reimburse the Placement Agent for its out-of-pocket expenses and for the fees of its outside counsel, such fees not to exceed $40,000 in the aggregate.

6.	The obligations of the Company to complete the transactions contemplated by this Subscription Agreement shall be subject to the satisfaction of the following conditions:

a.	the acceptance by the Company of this Subscription Agreement (as may be indicated by the Company’s execution of the Signature Page hereto);

b.	the receipt by the Company of the purchase price for the Units being purchased hereunder as set forth on the Signature Page; and

c.
the accuracy of the representations and warranties made by the Investor and the fulfillment of those undertakings of the Investor to be fulfilled prior to the date of the applicable Closing (each a “Closing Date”).

7.	The Investor’s obligation to purchase the Shares shall be subject to the satisfaction of the following conditions:

a.
no action shall have been taken and no statute, rule, regulation or order shall have been enacted, adopted or issued by any governmental agency or body which would, as of the Closing Date, prevent the issuance or sale of the Units; and no injunction, restraining order or order of any other nature by any federal or state court of competent jurisdiction shall have been issued as of the Closing Date which would prevent the issuance or sale of the Units;

b.
subsequent to August 14, 2012, (i) neither the Company nor its subsidiary (“Subsidiary”) has sustained any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth in the Company’s periodic reports and other information filed with the Securities and Exchange Commission (the “Commission”), (ii) there has not been any change in the capital stock (other than a change in the number of outstanding shares of Common Stock due to the issuance of shares upon the exercise of outstanding options or warrants or the conversion of convertible indebtedness), or material change in the short-term debt or long-term debt (other than the existing senior secured notes and the purchase agreement relating thereto) of the Company or its Subsidiary or any material adverse change in the business, affairs, operations, properties, financial condition or results of operations of the Company and its Subsidiary taken as a whole, otherwise than as set forth in the Company’s previously filed periodic reports and other information filed with the Commission;

c.
each of the representations and warranties of the Company contained in Exhibit A attached hereto shall be true and correct when made and on and as of the Closing Date, as if made on such date (except that those representations and warranties that address matters only as of a particular date shall remain true and correct as of such date), and all covenants and agreements herein contained to be performed on the part of the Company and all conditions herein contained to be fulfilled or complied with by the Company at or prior to the Closing Date shall have been duly performed, fulfilled or complied with;

d.
the Placement Agent shall have received from Stubbs Alderton & Markiles, LLP, counsel to the Company, such counsel’s written opinion addressed to the Placement Agent and the Investor with respect to such matters as is customary in transactions such as the offering and reasonably satisfactory to the Placement Agent;

e.
the Placement Agent shall have received on the Closing Date a certificate, addressed to the Placement Agent and dated the Closing Date, of the chief executive officer and the chief financial officer of the Company to the effect that:

(i)
each of the representations, warranties and agreements of the Company in this Subscription Agreement were true and correct in all material respects when originally made and are true and correct in all material respects as of the Closing Date; and the Company has complied in all material respects with all agreements and satisfied all the conditions on its part required under this Subscription Agreement to be performed or satisfied at or prior to the Closing Date; and

(ii)
subsequent to August 14, 2012, (A) neither the Company nor any of its Subsidiary has sustained any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth in the Company’s periodic reports and other information filed with the Commission, and (B) there has not been any change in the capital stock (other than a change in the number of outstanding shares of Common Stock due to the issuance of shares upon the exercise of outstanding options or warrants or the conversion of convertible indebtedness), or material change in the short-term debt or long-term debt (other than the existing senior secured notes and the purchase agreement relating thereto) of the Company or its Subsidiary or any material adverse change in the business, affairs, operations, properties, financial condition or results of operations of the Company and its Subsidiary taken as a whole, otherwise than as set forth in the Company’s previously filed periodic reports and other information filed with the Commission;

f.
on the Closing Date, the Company shall have furnished to the Placement Agent a Secretary’s Certificate of the Company setting forth the Company’s certificate of incorporation, bylaws and resolutions of the Company’s board of directors;

g.
the Company shall have entered into the Subscription Agreements with the Investor and such other investors purchasing Units in the Offering for the sale by the Company of Units resulting in gross proceeds to the Company of at least $2,500,000, and such agreements shall be in full force and effect on the Closing Date;

h.	the Company shall have entered into the Escrow Agreement, and such agreement shall be in full force and effect on the Closing Date; and

i.
prior to the Closing Date, the Company shall have furnished to the Placement Agent such further information, certificates or documents as the Placement Agent shall have reasonably requested.  All opinions, letters, evidence and certificates mentioned above or elsewhere in this Agreement shall be deemed to be in compliance with the provisions hereof only if they are in form and substance reasonably satisfactory to counsel for the Placement Agent.

8.	The Investor hereby makes the following representations, warranties and covenants to the Company:

a.
The Investor represents that (i) it has been provided with a copy of the Confidential Private Placement Memorandum dated July 2, 2012, and Supplement No.1 to the Confidential Private Placement Memorandum dated August 21, 2012, with respect to the material terms of the Offering, and the attachments thereto  (collectively, the “Offering Memorandum”) and the Company has made available to the Investor periodic reports and other information filed by the Company with the Commission, prior to or in connection with its receipt of this Subscription Agreement, (ii) it is knowledgeable, sophisticated and experienced in making, and is qualified to make, decisions with respect to investments in securities representing an investment decision like that involved in the purchase of the Units, (iii) the Securities are being and will be acquired for investment for the Investor’s own account, and not as a nominee or agent and not with a view to the resale or distribution of all or any part of the Shares, and the Investor has no present intention of selling, granting any participation in, or otherwise distributing any of the Securities within the meaning of the Securities Act, and it does not have any agreement or understanding, directly or indirectly, with any person or entity to distribute any of the Units and (iv) the Investor is not purchasing the Securities as a result of any advertisement, article, notice or other communication regarding the Securities published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or any other general solicitation or general advertisement.

b.
The Investor has the requisite corporate, limited liability company, partnership, trust or other entity, as applicable, power and authority to enter into this Subscription Agreement and to consummate the transactions contemplated hereby.  The execution and delivery of this Subscription Agreement by the Investor and the consummation by it of the transactions contemplated hereunder have been duly authorized by all necessary action on the part of the Investor.  This Subscription Agreement has been executed by the Investor and, when delivered in accordance with the terms hereof, will constitute a valid and binding obligation of the Investor enforceable against the Investor in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ and contracting parties’ rights generally, and except as enforceability may be subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

c.
The Investor understands that the Investor may be required to bear the economic risk of the Investor’s investment in the Company for an indefinite period of time.  The Investor further understands that (i) neither the offering nor the sale of the Units has been registered under the Securities Act or any applicable state securities laws (“State Acts”) in reliance upon exemptions from the registration requirements of such laws, (ii) the Units must be held by him, her or it indefinitely unless the sale or transfer thereof is subsequently registered under the Securities Act and any applicable State Acts, or an exemption from such registration requirements is available, (iii) the Company is under no obligation to register any of the Units on the Investor’s behalf or to assist the Investor in complying with any exemption from registration, and (iv) the Company will rely upon the representations and warranties made by the Investor in this Subscription Agreement in order to establish such exemptions from the registration requirements of the Securities Act and any applicable State Acts.

d.
The Investor understands that nothing in this Subscription Agreement or any other materials presented to the Investor in connection with the purchase and sale of the Units constitutes legal, tax or investment advice.  The Investor has consulted such legal, tax and investment advisors as it, in its sole discretion, has deemed necessary or appropriate in connection with its purchase of Units.

e.
Neither the Investor nor any person acting on behalf of, or pursuant to any understanding with or based upon any information received from, the Investor has, directly or indirectly, engaged in any transactions in the securities of the Company (including, without limitation, any Short Sales involving the Company’s securities) since the time that the Investor was first contacted by the Placement Agent or the Company with respect to the transactions contemplated hereby.  “Short Sales” include, without limitation, all “short sales” as defined in Rule 200 promulgated under Regulation SHO under the Exchange Act, whether or not against the box, and all types of direct and indirect stock pledges, forward sale contracts, options, puts, calls, short sales, swaps, “put equivalent positions” (as defined in Rule 16a-1(h) under the Exchange Act) and similar arrangements (including on a total return basis), and sales and other transactions through non-U.S.  broker dealers or foreign regulated brokers.  The Investor covenants that neither it, nor any person acting on behalf of, or pursuant to any understanding with or based upon any information received from, the Investor will engage in any transactions in the securities of the Company (including Short Sales) prior to the time that the transactions contemplated by this Subscription Agreement are publicly disclosed.

f.
The Investor represents that, except as set forth below, (i) it has had no position, office or other material relationship within the past three years with the Company or persons known to it to be affiliates of the Company, (ii) it is not, and it has no direct or indirect affiliation or association with, any FINRA member or an Associated Person (as such term is defined under the NASD Membership and Registration Rules Section 1011) as of the date the Investor executes this Subscription Agreement, and (iii) neither it nor any group of investors (as identified in a public filing made with the Commission) of which it is a member, acquired, or obtained the right to acquire, 20% or more of the Common Stock (or securities convertible or exercisable for Common Stock) or the voting power of the Company on a post-transaction basis.  Exceptions:

(If no exceptions, write “none.” If left blank, response will be deemed to be “none.”)

g.
The Investor, if outside the United States, will comply with all applicable laws and regulations in each foreign jurisdiction in which it purchases, offers, sells or delivers Shares or has in its possession or distributes any offering material, in all cases at its own expense.

h.
The Investor is either (i) an “accredited investor” as such term is defined in Rule 501(a) of Regulation D promulgated under the Securities Act of 1933, as amended (the “Securities Act”), or (ii) a “qualified institutional buyer” as term is defined in Rule 144A(a) promulgated under the Securities Act.  The Investor has completed the Investor Questionnaire immediately following the Signature Page to this Subscription Agreement and all information provided therein is true and correct.

i.
The Investor has reviewed information provided by the Company in connection with the decision to purchase the Securities, consisting of the Company’s publicly available filings with the Commission and the information contained therein.  The Company has provided the Investor with all the information that the Investor has requested in connection with the decision to purchase the Units.  The Investor further represents that the Investor has had an opportunity to ask questions and receive answers from the Company regarding the business, properties, prospects, and financial condition of the Company. All such questions have been answered to the full satisfaction of the Investor.  Neither such inquiries nor any other investigation conducted by or on behalf of the Investor or its representatives or counsel shall modify, amend, or affect the Investor’s right to rely on the truth, accuracy, and completeness of the disclosure materials and the Company’s representations and warranties contained herein.

j.
The execution, delivery, and performance of this Subscription Agreement by the Investor do not and will not, with or without the passage of time or the giving of notice, result in the breach of, or constitute a default, cause the acceleration of performance, or require any consent under, or result in the creation of any lien, charge or encumbrance upon any property or assets of the Investor pursuant to, any material instrument or agreement to which the Investor is a party or by which the Investor or its properties may be bound or affected, and, do not or will not violate or conflict with any provision of the articles of incorporation or bylaws, partnership agreement, operating agreement, trust agreement, or similar organizational or governing document of the Investor, as applicable.

9.	Covenants. The Company covenants and agrees with the Placement Agent as follows:

a.
The Company will promptly take or cause to be taken, from time to time, such actions as the Placement Agent may reasonably request to qualify the Units for offering and sale under the state securities, or blue sky, laws of such states or other jurisdictions as the Placement Agent may reasonably request and to maintain such qualifications in effect so long as the Placement Agent may request for the distribution of the Securities, provided, that in no event shall the Company be obligated to qualify as a foreign corporation in any jurisdiction in which it is not so qualified or to file a general consent to service of process in any jurisdiction or subject itself to taxation as doing business in any jurisdiction.

b.	The Company will apply the net proceeds from the sale of the Units in the manner set forth in the Offering Memorandum under the heading “Use of Proceeds.”

c.
Prior to 9:30 a.m.  Philadelphia, Pennsylvania time on the business day immediately subsequent to the initial Closing Date, the Company shall issue a press release reasonably acceptable to the Placement Agent disclosing the closing of the transaction contemplated hereby.

10.	Requirement of Commission Filings.

a.
With a view to making available to the Investors the benefits of Rule 144 promulgated under the Securities Act (“Rule 144”), for a period of thirty-six (36) months following the final Closing Date, the Company agrees to:

(i)	make and keep public information available, as those terms are understood and defined in Rule 144;

(ii)	file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act; and

(iii)
furnish or make available to the Investors, promptly upon request, (i) a written statement by the Company, if true, that it has complied with the reporting requirements of the Exchange Act or confirm in writing that such Investor can sell Shares under Rule 144, (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and (iii) such other reports and documents of the Company as an Investor may reasonably request in availing itself of any rule or regulation of the Commission allowing an Investor to sell any such securities without registration (at any time after the Company has become subject to the reporting requirements of the Exchange Act), including without limitation any documents required by the Company’s transfer agent (including any applicable opinion of Company counsel) to allow for the transfer of shares and the removal of any legends from certificates representing Shares.

b.
At any time beginning on the date hereof and ending at such time that all of the Shares may first be sold without restriction or limitation pursuant to Rule 144, if the Company shall fail for any reason to satisfy the current public information requirement under Rule 144 (a “Public Information Failure”) then, as partial relief for the damages to the Investor by reason of any such delay in or reduction of its ability to sell the Shares (which remedy shall not be exclusive of any other remedies available at law or in equity), the Company shall, on the date on which such Public Information Failure occurs, and each 30th day thereafter, as applicable, issue to the Investor its ratable share (based on the number of Units purchased by the Investor in the Offering) at a rate of 3% of the shares purchased under the subscription agreements for each month that a Public Information Failure persists.

11.	Legend; Restrictions on Transfer.

The Investor will not transfer any of the Shares unless such transfer is registered or exempt from registration under the Securities Act and applicable State Acts, and, if requested by the Company in the case of an exempt transaction, the Investor has furnished an opinion of counsel reasonably satisfactory to the Company that such transfer is so exempt.  The Investor understands and agrees that (i) the Company shall have no obligation to honor transfers of any of the Shares in violation of such transfer restrictions, (ii) the Company shall be entitled to instruct any transfer agent or agents for the securities of the Company to refuse to honor such transfers and (iii) the certificate and other documents evidencing the Shares will bear the following legend:

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE “ACT”) AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER THE ACT OR, IN THE OPINION OF COUNSEL, IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER OF THESE SECURITIES, SUCH OFFER, SALE OR TRANSFER OR HYPOTHECATION IS IN COMPLIANCE THEREWITH.

The Company and the Investor acknowledge and agree that the Investor may, as permitted by law, from time to time pledge pursuant to a bona fide margin agreement or grant a security interest in some or all of the Shares and, if required under the terms of such arrangement, Investor may, as permitted by law, transfer pledged or secured Shares to the pledgees or secured parties. So long as Investor is not an affiliate of the Company, such a pledge or transfer in compliance with all applicable federal and state securities laws would not be subject to approval or consent of the Company, provided that, upon the request of the Company, an opinion of legal counsel to the pledgee, secured party or pledgor shall be obtained.

12.	Indemnification of the Company and affiliates.

Notwithstanding anything else contained herein to the contrary, the Investor hereby agrees to indemnify the Company, the Placement Agent and their respective employees, agents, affiliates, officers, directors, general partners, and the employees of each of them and to hold each of them harmless from and against any and all losses, claims, liabilities, damages, costs or expenses (including reasonable attorneys’ fees and expenses and costs of suit) incurred on account of, arising out of, or based upon:

a.
any inaccuracy or omission in the Investor’s declarations, representations and warranties as set forth herein or the failure of such Investor to comply with the covenants of the Investor contained herein; and

b.	the voluntary disposition of the Investor’s Shares in a manner contrary to the Investor’s declarations, representations and warranties as made herein.

13.
The Company agrees to indemnify and hold harmless Investor from and against any losses, claims, damages or liabilities to which Investor may become subject (under the Securities Act or otherwise) insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arise out of, or are based upon any breach of the representations or warranties of the Company contained herein or failure to comply with the covenants and agreements of the Company contained herein, and the Company will reimburse such Investor for any reasonable legal or other out-of-pocket expenses reasonably incurred in investigating, defending or preparing to defend any such action, proceeding or claim, or preparing to defend any such action, proceeding or claim, provided, however, that the Company shall not be liable in any such case to the extent that such loss, claim, damage or liability arises out of, or is based upon the breach of, or the inaccuracy or omission in, the Investor’s declarations, representations and warranties as made herein or the failure of Investor to comply with its covenants and agreements contained in this Subscription Agreement. The Company shall reimburse Investor for the indemnifiable amounts provided for herein on demand as such expenses are incurred.

14.
Notwithstanding any investigation made by any party to this Subscription Agreement, all covenants, agreements, representations and warranties made by the Company and the Investor herein will survive the execution of this Subscription Agreement, the delivery to the Investor of the Shares being purchased and the payment therefor.

15.	This Subscription Agreement may not be modified or amended except pursuant to an instrument in writing signed by the Company and the Investor.

16.
In case any provision contained in this Subscription Agreement should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein will not in any way be affected or impaired thereby.

17.
This Subscription Agreement will be governed by, and construed in accordance with, the internal laws of the State of California, without giving effect to the principles of conflicts of law that would require the application of the laws of any other jurisdiction.

18.
All statements, requests, notices and agreements hereunder shall be in writing shall be delivered or sent by mail, telex or facsimile transmission, and shall be deemed sent when delivered personally or by facsimile transmission (with receipt acknowledged), one day after delivery to a recognized overnight courier service, or three days after deposit in the U.S. mail, certified mail, return receipt requested, as follows:

a.	if to the Placement Agent, to:

Philadelphia Brokerage Corporation
2 Radnor Corporate Center
Suite 111
Radnor, Pennsylvania 19087
Attention: Robert Fisk
Facsimile No.: (610) 975-0520

b.	if to the Company, to:

AtheroNova Inc.
2301 Dupont Drive
Suite 525
Irvine, CA  92612
Attention: Mark Selawski
Facsimile: (949) 476-1122

c.	If to the Investor, to the address set forth on the signature page hereto.

19.
This Subscription Agreement may be executed in one or more counterparts (delivery of which may be by facsimile or as “pdf” or similar attachments to an electronic transmission), each of which will constitute an original, but all of which, when taken together, will constitute but one instrument, and will become effective when one or more counterparts have been signed by each party hereto and delivered to the other parties.

20.
The Investor acknowledges and agrees that such Investor’s receipt of the Company’s counterpart to this Subscription Agreement shall constitute written confirmation of the Company’s sale of Shares to such Investor.

21.
In the event that the Engagement Letter is terminated by the Placement Agent pursuant to the terms thereof, this Subscription Agreement shall terminate without any further action on the part of the parties hereto.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

INVESTOR SIGNATURE PAGE

Aggregate Purchase Price to be Paid by the Investor:  $

Number of Units to be purchased by the Investor:

Please confirm that the foregoing correctly sets forth the agreement between us by signing in the space provided below for that purpose.

Dated as of:  ___________, 2012

INVESTOR

By:

Print Name:

Title:

Name in which
Shares
are to be registered:

Mailing
Address:

Address for delivery
of Shares
(if different):

Taxpayer
Identification
Number:

Manner of Settlement:  As described in Section 3 of this Subscription Agreement

Agreed and Accepted this ____ day of ________, 2012:

ATHERONOVA INC.

By:

Title:

Acknowledged this ____ day of _________ 2012:

PHILADELPHIA BROKERAGE CORPORATION

By:

Title:

INVESTOR QUESTIONNAIRE

The information contained in this Investor Questionnaire (“Questionnaire”) is being furnished to AtheroNova Inc., a Delaware corporation (the “Company”), in order for the Company to determine whether the undersigned’s subscription to purchase Units of the Company’s Common Stock (the “Common Stock”) may be accepted by the Company pursuant to Sections 3(b), 4(2) and 4(6) of the Securities Act of 1933, as amended (the “Securities Act”), and Regulation D promulgated thereunder (“Regulation D”).  The undersigned understands that (i) the Company will rely upon the information contained herein for purposes of determining the availability of exemptions from the registration requirements of the Securities Act and (ii) the issuance of the Common Stock will not be registered under the Securities Act in reliance upon such exemptions.

All information furnished is for the sole use of the Company and will be held in confidence by the Company, except that this Questionnaire may be furnished to such parties as the Company’s counsel deems necessary or desirable to establish compliance with federal or state securities laws.

PART ONE:  INFORMATION REQUIRED OF EACH PROSPECTIVE INVESTOR:

1.	Name:
(Investor’s exact name, as it should appear in the records of the Company.)

2.	Describe any preexisting business or personal relationship between the undersigned and any director or officer of the Company (if any):

PART TWO: TO BE COMPLETED ONLY BY PROSPECTIVE INVESTORS WHO ARE INDIVIDUALS

3.          Initial each of the following representations, AS APPLICABLE:

(a)
The undersigned’s individual net worth, or joint net worth with the undersigned’s spouse, exceeds $1,000,000, excluding the value of the primary residence.  For purposes of this Questionnaire, an investor’s “net worth” is equal to the excess of total assets at fair market value over total liabilities.  Net worth may include the equity value (i.e., current appraised value less mortgage indebtedness) of real property owned by the investor but must exclude the investor’s primary residence.  Thus, if an investor calculated its net worth by including the net equity value of its primary residence, it must reduce its net worth for purposes hereof by such net equity value.  Moreover, any indebtedness secured by the residence in excess of the value of the primary residence should be considered a liability and deducted from the investor’s net worth for purposes hereof, and any indebtedness secured by the primary residence up to the value thereof should be considered a liability and deducted from the investor’s net worth for purposes hereof if the amount of such indebtedness currently outstanding exceeds the amount outstanding 60 days prior to the date hereof, other than as a result of the acquisition of such primary residence.

(b)
The undersigned’s individual income (without the undersigned’s spouse) was in excess of $200,000 in each of the two most recent years or joint income with the undersigned’s spouse was in excess of $300,000 in each of those years, and the undersigned reasonably expects an income reaching the same income level in the current year.  For purposes of this Questionnaire, individual income means adjusted gross income, as reported for federal income tax purposes, less any income attributable to a spouse or to property owned by a spouse, increased by the following amounts (but not including any amounts attributable to a spouse or to property owned by a spouse): (i) the amount of any tax exempt interest income received, (ii) the amount of losses claimed as a limited partner in a limited partnership, (iii) any deduction claimed for depletion, (iv) deductions for alimony paid, (v) amounts contributed to an IRA or Keogh retirement plan, and (vi) any amount by which income from long-term capital gains has been reduced in arriving at adjusted gross income pursuant to the provisions of Section 1202 of the Internal Revenue Code.

PART THREE:  TO BE COMPLETED ONLY BY PROSPECTIVE INVESTORS WHO ARE ENTITIES.

4. Type of Organization (LLC, corporation, etc.):

5. Date and place of organization:

6. The undersigned is (Initial each of the following representations, AS APPLICABLE):

(a)
(___) a bank as defined in Section 3(a)(2) of the Securities Act, or any savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Securities Act acting in either an individual or fiduciary capacity;

(___) a broker or dealer registered pursuant to Section 15 of the Securities and Exchange Act of 1934, as amended;

(I)	(___) a Small Business Investment Company licensed by the U. S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958;

(II)

(___) an investment company registered under the Investment Company Act of 1940 or a business development company as defined in Section 2(a)(48) of that Act; or

(___) an insurance company as defined in Section 2(13) of the Securities Act;

(b)	(___) a private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940;

(c)
(___) a corporation, partnership, limited liability company, Massachusetts or similar business trust, or an organization described in Section 501(c)(3) of the Internal Revenue Code, not formed for the specific purpose of acquiring the securities offered with total assets in excess of $5,000,000;

(d)
(___) any trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person as described in the rules and regulations of the Securities Act (a trust must attach a copy of its Declaration of Trust or other governing instrument, as amended, as well as all other documents that authorize the trust to invest in the securities);

(e)
(___) an employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974 if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such Act, which is a bank, an insurance company, a savings and loan association, or a registered investment advisor;

(___) an employee benefit plan with total assets in excess of $5,000,000; or

(___) an employee benefit plan that is a self-directed plan (such as a self-directed individual retirement account (IRA), Keogh or SEP plan) with investment decisions made solely by persons that are accredited investors; or

(f)
(___) an entity (including a revocable trust - a trust must attach a copy of its Declaration of Trust or other governing instrument, as amended, as well as all other documents that authorize the trust to invest in the securities) in which all of the equity owners are Accredited Investors as defined in Rule 501(a) of Regulation D.  Note: each equity owner/trustee must submit an individual Questionnaire.

(1)	List all equity owners/trustees of the entity:

(2)	Type of entity:

PART FOUR:  REPRESENTATIONS AND WARRANTIES OF EACH PROSPECTIVE INVESTOR:

7.           The undersigned understands that the Company will be relying on the accuracy and completeness of the responses to the foregoing questions and represents and warrants to the Company as follows:

(i)
The answers to the above questions are complete and correct and may be relied upon by the Company in determining whether the offering in which the undersigned proposes to participate is exempt from registration under the Securities Act and the rules promulgated thereunder;

(ii)	The undersigned will notify the Company immediately of any material change in any statement made herein occurring prior to the completion of the offering; and

(iii)
The undersigned has adequate means of providing for the undersigned’s current needs and personal contingencies, has no need for liquidity in its investment in the Common Stock, and is able to bear the economic risk of an investment in the Common Stock of the size contemplated.  In making this statement, the undersigned at the present time could afford a complete loss of such investment.

IN WITNESS WHEREOF, the undersigned has executed this Investor Questionnaire this _____ day of __________________, 2012.

INDIVIDUALS:	ENTITIES:

Print Name	Print Name of Subscriber

Signature	Authorized Signature

Signature (if Joint Tenants Or Tenants in Common)	Print Name of Signatory and Capacity in which Signed

Exhibit A

Representations and Warranties of the Company

The Company represents and warrants to the Investor as of the date hereof and as of the Closing Date, and agrees with the Investor, as follows:

a.           Due Incorporation.  The Company has been duly organized and is validly existing as a corporation in good standing under the laws of its jurisdiction of organization, with the corporate power and authority to own its properties and to conduct its business as currently being conducted and as described in the Company’s periodic reports and other information filed with the Commission and is duly qualified to transact business and is in good standing as a foreign corporation in each other jurisdiction in which its ownership or leasing of property or the conduct of its business requires such qualification, except where the failure to be so qualified and in good standing or have such power or authority (i) would not have, individually or in the aggregate, a material adverse effect upon, the general affairs, business, operations, properties, financial condition or results of operations of the Company and the Subsidiary (as defined below), taken as a whole, or (ii) impair in any material respect the power or ability of the Company to perform its obligations under the Subscription Agreements or to consummate any transactions contemplated by the Subscription Agreements, including the issuance and sale of the Securities (any such effect as described in clauses (i) or (ii), a “Material Adverse Effect”).

b.           Subsidiary.  The Company has no significant Subsidiary (as such term is defined in Rule 1-02 of Regulation S-X promulgated by the Commission) other than AtheroNova Operations, Inc. (the “Subsidiary”).  The Subsidiary has been duly organized and is validly existing as a corporation in good standing under the laws of its jurisdiction of organization, with the corporate power and authority to own its properties and to conduct its business as currently being conducted and as described in the Company’s periodic reports and other information filed with the Commission.  All of the issued and outstanding capital stock of the Subsidiary has been duly authorized and validly issued and is fully paid and nonassessable and, except as described in the Company’s periodic reports and other information filed with the Commission, is owned by the Company free from liens, encumbrances and defects.

c.           Due Authorization and Enforceability.  The Company has the full right, power and authority to enter into each of the Subscription Agreements and the Escrow Agreement, and to perform and discharge its obligations hereunder and thereunder; and each of the Subscription Agreements and the Escrow Agreement has been duly authorized, executed and delivered by the Company, and constitutes a valid, legal and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as rights to indemnity hereunder may be limited by federal or state securities laws and except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization or similar laws affecting the rights of creditors generally and subject to general principles of equity.

d.           The Securities.  The issuance of the Shares has been duly and validly authorized by the Company.  The Shares, when issued, delivered and paid for in accordance with the terms of the Subscription Agreements, will have been duly and validly issued and will be fully paid and nonassessable.  Except as described in the Offering Memorandum or as otherwise stated in the Company’s periodic reports and other information filed with the Commission, there are no statutory or contractual preemptive rights or other rights to subscribe for or purchase or acquire any shares of Common Stock of the Company, which have not been waived or complied with and will conform in all material respects to the description thereof contained in the Offering Memorandum or the Company’s periodic reports and other information filed with the Commission.

e.           Capitalization.  As of August 21, 2012, the authorized capital stock of the Company consists of (i) 100,000,000 shares of Common Stock, par value $0.0001 per share, of which 28,730,321 shares are issued and outstanding, 4,556,998 shares are reserved for issuance upon exercise of stock options outstanding under the Company’s employee and director stock option plans, and 9,446,747 shares are reserved for issuance under warrants and convertible notes; and (ii) 10,000,000 shares of preferred stock, $0.0001 par value per share, none of which are issued and outstanding.  The authorized capital stock of the Company conforms as to legal matters to the description thereof contained in the Offering Memorandum under the caption “Description of capital stock” (and any similar sections or information, if any, contained in the Company’s periodic reports and other information filed with the Commission).  The issued and outstanding shares of capital stock of the Company have been duly authorized and validly issued, are fully paid and nonassessable, and have been issued in compliance with all federal and state securities laws.  None of the outstanding shares of capital stock was issued in violation of any preemptive rights, rights of first refusal or other similar rights to subscribe for or purchase or acquire any securities of the Company.  There are no authorized or outstanding shares of capital stock, options, warrants, preemptive rights, rights of first refusal or other rights to purchase, or equity or debt securities convertible into or exchangeable for, any capital stock of the Company or the Subsidiary other than those described in the Offering Memorandum or those stated in the Company’s periodic reports and other information filed with the Commission.  The description of the Company’s stock option, stock bonus and other stock plans or arrangements, and the options or other rights granted thereunder, as described in the Offering Memorandum or as described in the Company’s periodic reports and other information filed with the Commission, accurately and fairly present the information required to be shown with respect to such plans, arrangements, options and rights.

f.           No Conflict.  The execution, delivery and performance by the Company of the Subscription Agreements and the Escrow Agreement and the consummation of the transactions contemplated hereby and thereby, including the issuance and sale by the Company of the Units, will not (i) conflict with or result in a breach or violation of, or constitute a default under (nor constitute any event which with notice, lapse of time or both would result in any breach or violation of or constitute a default under), give rise to any right of termination or other right or the cancellation or acceleration of any right or obligation or loss of a benefit under, or give rise to the creation or imposition of any lien, encumbrance, security interest, claim or charge upon any property or assets of the Company or the Subsidiary pursuant to any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or the Subsidiary is a party or by which any of them or any of their respective properties may be bound or to which any of the property or assets of the Company or the Subsidiary is subject, (ii) result in any violation of the provisions of the charter or by-laws (or analogous governing instrument, as applicable) of the Company or the Subsidiary, or (iii) result in any violation of any law, statute, rule, regulation, judgment, order or decree of any court or governmental agency or body, domestic or foreign, having jurisdiction over the Company or the Subsidiary or any of their properties or assets, except, in the case of each of clauses (i) and (iii) above, for any such conflict, breach, violation, default, lien, charge or encumbrance that would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

g.           No Consents Required.  No approval, authorization, consent or order of or filing, qualification or registration with, any court or governmental agency or body, foreign or domestic, which has not been made, obtained or taken and is not in full force and effect, is required in connection with the execution, delivery and performance of the Subscription Agreements and the Escrow Agreement by the Company, the issuance and sale of the Shares or the consummation by the Company of the transactions contemplated hereby or thereby other than (i) filings required to be made after the date hereof under the Securities Act or the Exchange Act, (ii) any necessary qualification of the Securities under the securities or blue sky laws of the various jurisdictions in which the Securities are being offered by the Placement Agent (or filings related to an exemption therefrom) or (iii) actions to be taken by the Placement Agent after the date hereof under the rules and regulations of the National Association of Securities Dealers, Inc. (“NASD”) or the Financial Industry Regulatory Authority (“FINRA”) in connection with the distribution of the Securities by the Placement Agent.

h.           Registration Rights.  Except pursuant to the transactions contemplated by the Subscription Agreements, as described in the Offering Memorandum or as otherwise described in the Company’s periodic reports and other information filed with the Commission, there are no contracts, agreements or understandings between the Company and any person granting such person the right (other than rights which have been waived in writing in connection with the transactions contemplated by the Subscription Agreements or otherwise satisfied) to require the Company to register any securities with the Commission.

i.           Independent Accountants.  Weinberg & Company, P.A. are independent public accountants with respect to the Company as required by the Securities Act, and the applicable published Securities Act Rules and Regulations thereunder and Rule 3600T of the Public Company Accounting Oversight Board.

j.           Commission Reports.  Since March 31, 2011, the Company has timely filed all reports, schedules, forms, statements and other documents required to be filed by it with the Commission pursuant to the reporting requirements of the Exchange Act (all of the foregoing filed prior to the date hereof and all exhibits included therein and financial statements and schedules thereto and documents (other than exhibits) incorporated by reference therein, being hereinafter referred to herein as the “Exchange Act Filings”). As of their respective dates, the Exchange Act Filings complied in all material respects with the requirements of the Exchange Act or the Securities Act, as the case may be, and the Securities Act Rules and Regulations or rules and regulations of the Commission promulgated under the Exchange Act (the “Exchange Act Rules and Regulations”), as the case may be, applicable to the Exchange Act Filings.

k.           Financial Statements.  The consolidated financial statements of the Company, together with the related schedules and notes thereto, set forth in the Company’s Form 10-K for the fiscal year ended December 31, 2011, Form 10-Q for the fiscal quarter ended March 31, 2012 and Form 10-Q for the fiscal quarter ended June 30, 2012, as each may have been amended from time to time, comply in all material respects with the applicable requirements of the Securities Act and the Exchange Act, as applicable, and present fairly in all material respects (i) the financial condition of the Company and the Subsidiary, taken as a whole, as of the dates indicated and (ii) the consolidated results of operations, stockholders’ equity (deficiency) and cash flows of the Company and the Subsidiary, taken as a whole, for the periods therein specified; and such financial statements and related schedules and notes thereto have been prepared in conformity with United States generally accepted accounting principles, consistently applied throughout the periods involved (except as otherwise stated therein and subject, in the case of unaudited financial statements, to the absence of footnotes and normal year-end adjustments).

l.           Absence of Material Changes.  Subsequent to March 31, 2012, and except as may be otherwise stated in the Subscription Agreements, the Offering Memorandum or the Company’s periodic reports and other information filed with the Commission, (i) there has not been any change in the capital stock of the Company (except for changes in the number of outstanding shares of Common Stock of the Company due to the issuance of shares upon the exercise or conversion of securities exercisable for, or convertible into, shares of Common Stock outstanding on the date hereof) or any dividend or distribution of any kind declared, set aside for payment, paid or made by the Company on any class of capital stock; (ii) there has not been any material adverse change or development that would result in a material adverse change in or affecting the general affairs, business, properties, management, consolidated financial position, stockholders’ equity or results of operations of the Company and the Subsidiary taken as a whole (a “Material Adverse Change”); and (iii) neither the Company nor the Subsidiary has entered or will enter into any transaction or agreement, not in the ordinary course of business, that is material to the Company and the Subsidiary taken as a whole or incurred or will incur any liability or obligation, direct or contingent, not in the ordinary course of business, that is material to the Company and the Subsidiary taken as a whole.

m.           Legal Proceedings.  There are no legal or governmental actions, suits, claims or proceedings pending to which the Company or the Subsidiary is or would be a party or of which any of their respective properties is or would be subject at law or in equity, which are required to be described in the Company’s periodic reports and other information filed with the Commission and are not so described therein, or which, singularly or in the aggregate, if resolved adversely to the Company or the Subsidiary, would reasonably be likely to result in a Material Adverse Change.  To the Company’s knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others.

n.           No Violation.  Except as described in the Offering Memorandum or as otherwise stated in the Company’s periodic reports and other information filed with the Commission, neither the Company nor the Subsidiary is in breach or violation of or in default (nor has any event occurred which with notice, lapse of time or both would result in any breach or violation of, or constitute a default) (i) under the provisions of its charter or bylaws (or analogous governing instrument, as applicable) or (ii) in the performance or observance of any term, covenant, obligation, agreement or condition contained in any indenture, mortgage, deed of trust, bank loan or credit agreement or other evidence of indebtedness, or any license, lease, contract or other agreement or instrument to which the Company or the Subsidiary is a party or by which any of them or any of their properties may be bound or affected, or (iii) in the performance or observance of any statute, law, rule, regulation, ordinance, judgment, order or decree of any court, regulatory body, administrative agency, governmental body, arbitrator or other authority having jurisdiction over the Company, the Subsidiary or any of their respective properties, as applicable, except, with respect to clauses (ii) and (iii) above, to the extent any such contravention has been waived or would not result in a Material Adverse Effect.

o.           Permits.  Except as described in the Offering Memorandum or as otherwise stated in the Company’s periodic reports and other information filed with the Commission, the Company and the Subsidiary have made all filings, applications and submissions required by, and own or possess all approvals, licenses, certificates, certifications, clearances, consents, exemptions, marks, notifications, orders, permits and other authorizations issued by, the appropriate federal, state or foreign regulatory authorities necessary to conduct its general corporate business as described in the Company’s periodic reports and other information filed with the Commission (collectively, “Permits”), except for such Permits which the failure to obtain would not have a Material Adverse Effect (the “Immaterial Permits”), and are in compliance with the terms and conditions of all such Permits other than the Immaterial Permits (the “Required Permits”) except for such failure to comply that would not have a Material Adverse Effect, and for the avoidance of doubt, except for any Permits arising in connection with the preparation, prosecution or exploitation of its Intellectual Property, to which no representations or warranties are made and which are not deemed Required Permits hereunder.  Neither the Company nor the Subsidiary has received notice of any proceedings relating to revocation or modification of, any such Required Permit, which, individually or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would have a Material Adverse Effect.

p.           Not an Investment Company.  Neither the Company nor the Subsidiary is an “investment company” or an “affiliated person” of, or “promoter” or “principal underwriter” for, an “investment company,” as such terms are defined in the Investment Company Act of 1940, as amended (the “Investment Company Act”), and, after giving effect to the offering and sale of the Securities and the application of the proceeds thereof as described in the Offering Memorandum, neither the Company nor the Subsidiary will an “investment company” or an “affiliated person” of, or “promoter” or “principal underwriter” for, an “investment company,” as such terms are defined in the Investment Company Act.

q.           No Price Stabilization.  Neither the Company nor the Subsidiary nor, to the Company’s knowledge, any of their respective officers, directors, affiliates or controlling persons has taken or will take, directly or indirectly, any action designed to or that might be reasonably expected to cause or result in, or which has constituted or which might reasonably be expected to constitute the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities.

r.           Intellectual Property Rights.  For purposes of this Subscription Agreement, patents, trademarks, trademark registrations, service marks, service mark registrations, trade names, copyrights, licenses, inventions, software, databases, know-how, Internet domain names, trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures, and other intellectual property are collectively referred to as “Intellectual Property”.  Except as set forth in the Offering Memorandum and as otherwise set forth in the Company’s periodic reports and other information filed with the Commission, the Company and the Subsidiary own or possess the right to use all Intellectual Property necessary to carry on their respective businesses as currently conducted, as described in the Offering Memorandum and as otherwise set forth in the Company’s periodic reports and other information filed with the Commission, except where the failure to own or possess such right to use would not have a Material Adverse Effect, and the Company is not aware of any claim to the contrary or any challenge by any other person to the rights of the Company and the Subsidiary with respect to the foregoing except for those that would not have a Material Adverse Effect.  To the Company’s knowledge, the Intellectual Property licenses described in the Company’s periodic reports and other information filed with the Commission are valid, binding upon, and enforceable by or against the parties thereto in accordance to its terms.  The Company and the Subsidiary have complied in all material respects with, and are not in breach nor have received any asserted or threatened claim of breach of, any Intellectual Property license described in the Company’s periodic reports and other information filed with the Commission except for such breaches or asserted or threatened claims of breach that would not have a Material Adverse Effect, and the Company has no knowledge of any breach or anticipated breach by any other person to any Intellectual Property license.  To the knowledge of the Company, the Company’s and the Subsidiary’s businesses as now conducted do not infringe any patents, trademarks, service marks, trade names, copyrights, trade secrets, licenses or other Intellectual Property of any person.  The Company has not received written notice of any material claim against the Company or the Subsidiary alleging the infringement by the Company or the Subsidiary of any patent, trademark, service mark, trade name, copyright, trade secret, license in or other intellectual property right or franchise right of any person.  The Company and the Subsidiary have taken reasonable steps to protect, maintain and safeguard their rights in all Intellectual Property.  The consummation of the transactions contemplated by this Agreement will not result in the loss or impairment of or payment of any additional amounts with respect to, nor require the consent of any other person in respect of, the Company’s or the Subsidiary’s right to own, use, or hold for use any of the Intellectual Property as owned, used or held for use in the conduct of the businesses as currently conducted.

s.           No Labor Disputes.  No labor problem or dispute with the employees of the Company exists, or, to the Company’s knowledge, is threatened or imminent, which would reasonably be expected to result in a Material Adverse Effect.  The Company is not aware that any key employee or significant group of employees of the Company plans to terminate employment with the Company.

t.           Taxes.  The Company and the Subsidiary (i) have timely filed all necessary federal, state, local and foreign income and franchise tax returns (or timely filed applicable extensions therefore) that have been required to be filed and (ii) are not in default in the payment of any taxes which were payable pursuant to said returns or any assessments with respect thereto, other than any which the Company or the Subsidiary is contesting in good faith and for which adequate reserves have been provided.

u.           Insurance.  The Company and the Subsidiary maintain or are covered by insurance provided by recognized, financially sound and reputable institutions with policies in such amounts and covering such risks as is adequate for the conduct of its business and the value of its properties and as is customary for companies engaged in similar businesses in similar industries.  All such insurance is fully in force on the date hereof and will be fully in force as of the Closing Date.  Neither the Company nor the Subsidiary has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not have a Material Adverse Effect.

v.           Disclosure Controls.  The Company has established, maintains and evaluates “disclosure controls and procedures” (as such term is defined in Rule 13a-15e and 15d-15e under the Exchange Act) that (i) are designed to ensure that material information relating to the Company is made known to the Company’s principal executive officer and its principal financial officer by others within those entities, particularly during the periods in which the periodic reports required under the Exchange Act are being prepared, (ii) have been evaluated for effectiveness as of the end of the Company’s last fiscal quarter; and (iii) are effective to perform the functions for which they were established.  Since the date of the most recent evaluation of such disclosure controls and procedures, there have been no significant changes in internal controls or in other factors that could significantly affect internal controls, including any corrective actions with regard to significant deficiencies and material weakness.

w.           Contracts; Off-Balance Sheet Interests.  There is no document, contract, permit or instrument, or off-balance sheet transaction (including, without limitation, any “variable interests” in “variable interest entities,” as such terms are defined in Financial Accounting Standards Board Interpretation No.  46) of a character required by the Securities Act or the Securities Act Rules and Regulations to be described in the Company’s periodic reports and other information filed with the Commission, which is not described or filed as required.  The contracts described in the immediately preceding sentence to which the Company is a party have been duly authorized, executed and delivered by the Company, constitute valid and binding agreements of the Company, are enforceable against and by the Company in accordance with the terms thereof and are in full force and effect on the date hereof.

x.           No Undisclosed Relationships.  No relationship, direct or indirect, exists between or among the Company and the Subsidiary on the one hand and the directors, officers, stockholders, customers or suppliers of the Company or the Subsidiary or any of their affiliates on the other hand, which is required to be described in the Company’s periodic reports and other information filed with the Commission and which has not been so described.

y.           Brokers Fees.  Except as described in the Offering Memorandum or as disclosed in the Company’s periodic reports and other information filed with the Commission, there are no contracts, agreements or understandings between the Company and any person (other than the Engagement Letter) that would give rise to a valid claim against the Company, the Subsidiary or the Placement Agent for a brokerage commission, finder’s fee or other like payment in connection with the offering and sale of the Securities.

z.           Forward-Looking Statements.  No forward-looking statements (within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act) contained in the Company’s periodic reports and other information filed with the Commission have been made or reaffirmed without a reasonable basis or has been disclosed other than in good faith.

aa.           Sarbanes-Oxley Act.  The Company, and to its knowledge, all of the Company’s directors or officers, in their capacities as such, are in compliance in all material respects with all applicable effective provisions of the Sarbanes-Oxley Act of 2002, as amended and any related rules and regulations promulgated by the Commission.  Each of the principal executive officer and the principal financial officer of the Company (or each former principal executive officer of the Company and each former principal financial officer of the Company as applicable) has made all certifications required by Sections 302 and 906 of the Sarbanes-Oxley Act with respect to all reports, schedules, forms, statements and other documents required to be filed by it with the Commission.  For purposes of the preceding sentence, “principal executive officer” and “principal financial officer” shall have the meanings given to such terms in the Sarbanes-Oxley Act.

bb.           NASD Affiliations.  Except as described in the Offering Memorandum or as otherwise stated in the Company’s periodic reports and other information filed with the Commission, neither the Company nor the Subsidiary nor any of their affiliates (within the meaning of FINRA Rule 5121) directly or indirectly controls, is controlled by, or is under common control with, or is an associated person (within the meaning of applicable rules of the NASD) of, any member firm of the NASD.

cc.           Trading Market.  Assuming the accuracy of the representations of the Investors in the Subscription Agreements, no approval of the stockholders of the Company under the rules and regulations of any trading market is required for the Company to issue and deliver to the Investors the Units.